EXHIBIT 32.01

DEER VALLEY CORPORATION

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE

SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q for the quarter ended September 26, 2015 of Deer Valley Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John S. Lawler, Chief Financial Officer, principal financial and accounting officer and acting principal executive officer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities and Exchange Act of 1934, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John S. Lawler
John S. Lawler
Chief Financial Officer
(Principal Financial Officer and Accounting Officer and Acting Principal Executive Officer)
November 10, 2015